Fees Summary	Dec. 12, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 299,802,000
Previously Paid Amount	5,389,632.44
Total Fee Amount	45,899.69
Total Offset Amount	0
Net Fee	$ 0